EXHIBIT 99.2

DTE Energy®

3Q 2014

Supplemental Financial Information

DTE Energy Debt/Equity Calculation
As of September 30, 2014
($ millions)

Short-term borrowings	$653
Current portion of long-term debt, including capital leases	274
Mortgage bonds, notes and other	7,426
Capital lease obligations	3
Other adjustments	48
less Securitization bonds, including current portion	(105)
50% Junior Subordinated Debentures	240
Total debt	8,539

50% Junior Subordinated Debentures	240
Common equity	8,186
Total adjusted equity	8,426

Total capitalization	$16,965

Debt	50.3%
Adjusted equity	49.7%

Total	100%

Sales Analysis - 3Q 2014

Electric Sales - DTE Electric Service Area (GWh)				Electric Billings - DTE Electric Service Area (000s)

	3Q 2014	3Q 2013	% Change		3Q 2014	3Q 2013	% Change
Residential	3,932	4,401	(11)%	Residential	$574,555	$672,902	(15)%
Commercial	4,541	4,504	1%	Commercial	473,190	508,522	(7)%
Industrial	2,710	2,635	3%	Industrial	195,796	203,606	(4)%
Other	62	233	(73)%	Other	13,891	27,685	(50)%
	11,245	11,773	(4)%		$1,257,432	$1,412,715	(11)%
Choice	1,334	1,393	(4)%	Choice	23,846	25,789	(8)%
TOTAL SALES	12,579	13,166	(4)%	TOTAL BILLINGS	$1,281,278	$1,438,504	(11)%

Gas Sales - DTE Gas Service Area (MMcf)				Gas Billings - DTE Gas Service Area (000s)

	3Q 2014	3Q 2013	% Change		3Q 2014	3Q 2013	% Change
Residential	7,646	8,671	(12)%	Residential	$89,088	$86,918	2%
Commercial	1,581	1,297	22%	Commercial	17,988	14,625	23%
Industrial	56	113	(50)%	Industrial	466	817	(43)%
	9,283	10,081	(8)%		$107,542	$102,360	5%
End User Transportation*	27,575	23,924	15%	End User Transportation*	32,192	31,865	1%
TOTAL SALES	36,858	34,005	8%	TOTAL BILLINGS	$139,734	$134,225	4%
________________				________________
* Includes choice customers				* Includes choice customers

Weather

Cooling Degree Days				Heating Degree Days
DTE Electric service territory				DTE Gas service territory
	3Q 2014	3Q 2013	% Change		3Q 2014	3Q 2013	% Change
Actuals**	408	583	(30)%	Actuals	159	143	11%
Normal	580	580	—%	Normal	130	122	7%
Deviation from normal	(30)%	1%		Deviation from normal	22%	17%

Earnings Impact of Weather
Variance from normal weather ($ millions, after-tax)
	3Q 2014	3Q 2013
DTE Electric	$(33)	$—
DTE Gas	1	1

Sales Analysis - YTD September 30, 2014

Electric Sales - DTE Electric Service Area (GWh)				Electric Billings - DTE Electric Service Area (000s)

	YTD 2014	YTD 2013	% Change		YTD 2014	YTD 2013	% Change
Residential	11,362	11,600	(2)%	Residential	$1,653,392	$1,784,071	(7)%
Commercial	12,757	12,585	1%	Commercial	1,338,593	1,427,270	(6)%
Industrial	7,765	7,746	—%	Industrial	587,350	600,844	(2)%
Other	438	701	(38)%	Other	59,647	81,019	(26)%
	32,322	32,632	(1)%		$3,638,982	$3,893,204	(7)%
Choice	3,838	3,940	(3)%	Choice	70,344	73,031	(4)%
TOTAL SALES	36,160	36,572	(1)%	TOTAL BILLINGS	$3,709,326	$3,966,235	(6)%

Gas Sales - DTE Gas Service Area (MMcf)				Gas Billings - DTE Gas Service Area (000s)

	YTD 2014	YTD 2013	% Change		YTD 2014	YTD 2013	% Change
Residential	76,663	68,420	12%	Residential	$654,251	$594,449	10%
Commercial	18,031	14,980	20%	Commercial	148,735	127,767	16%
Industrial	676	415	63%	Industrial	7,555	3,092	144%
	95,370	83,815	14%		$810,541	$725,308	12%
End User Transportation*	121,561	111,531	9%	End User Transportation*	172,348	161,663	7%
TOTAL SALES	216,931	195,346	11%	TOTAL BILLINGS	$982,889	$886,971	11%
________________				________________
* Includes choice customers				* Includes choice customers

Weather

Cooling Degree Days				Heating Degree Days
DTE Electric service territory				DTE Gas service territory
	YTD 2014	YTD 2013	% Change		YTD 2014	YTD 2013	% Change
Actuals	648	846	(23)%	Actuals	4,916	4,189	17%
Normal	795	795	—%	Normal	4,079	4,020	1%
Deviation from normal	(18)%	6%		Deviation from normal	21%	4%

Earnings Impact of Weather
Variance from normal weather ($ millions, after-tax)
	YTD 2014	YTD 2013
DTE Electric	$(17)	$(1)
DTE Gas	32	8

DTE Electric Weather Normal Sales* Analysis - YTD September 30, 2014

Weather Normal Electric Sales - DTE Electric Service Area (GWh)

	YTD 2014	YTD 2013	% Change
Residential	11,558	11,666	(1)%
Commercial	12,807	12,610	2%
Industrial	7,792	7,747	1%
Other	439	702	(37)%
	32,596	32,725	(1)%
Choice	3,848	3,943	(2)%
TOTAL SALES	36,444	36,668	(1)%

Weather Normal Electric Sales - DTE Electric Service Area (Includes Electric Choice) (GWh)

	YTD 2014	YTD 2013	% Change
Residential	11,558	11,666	(1)%
Commercial	15,117	14,945	1%
Industrial	9,330	9,355	—%
Other	439	702	(37)%
TOTAL SALES	36,444	36,668	(1)%

* Includes adjustments for temperature normalization and, beginning in 2014, customer outages due to weather